                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [ ]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                   Kupper Parker Communications, Incorporated
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                   KUPPER PARKER COMMUNICATIONS, INCORPORATED
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 22, 2002

TIME:

11:30 a.m. central time on Wednesday, March 27, 2002.

PLACE:

Kupper Parker Communications, Incorporated
Main Conference Room
8301 Maryland Avenue
St. Louis, Missouri 63105

ITEMS OF BUSINESS:

   1.    To elect 4 directors.

   2. To ratify the appointment of Arthur Andersen LLP as KPCG's independent accountants.

   3. To consider such other business as may properly come before the meeting.

RECORD DATE:

You are entitled to vote if you were a stockholder at the close of business on Friday, February 22, 2002.

VOTING BY PROXY:

Please submit a proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. For specific instructions, please refer to the Questions and Answers beginning on page 3 of this proxy statement and the instructions on the proxy card.

By order of the Board of Directors,

John J. Rezich
Secretary

This proxy statement and accompanying proxy card are being distributed on or about February 27, 2002.

                       2002 ANNUAL MEETING OF STOCKHOLDERS
                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
                                TABLE OF CONTENTS

Questions and Answers About the Proxy Materials and the Annual Meeting
        Why am I receiving these materials?                                                                             3
        What is the purpose of the annual meeting?                                                                      3
        Who is entitled to vote?                                                                                        3
        What constitutes a quorum?                                                                                      4
        How do I vote?                                                                                                  4
        May I change my vote after I return my proxy card?                                                              4
        What are the Board's recommendations?                                                                           4
        What vote is required to approve each item?                                                                     4
Proposals to be Voted Upon
        Proposal 1--Election of directors                                                                               5
        Proposal 2--Appointment of independent auditors                                                                 7
        Other Business                                                                                                  8
Board Structure and Compensation
        Board and Committee Information                                                                                 8
        Audit Committee Report                                                                                          9
        Compensation Committee Report                                                                                  10
        Board Compensation                                                                                             11
Executive Compensation
        Summary Compensation Table                                                                                     11
        Stock Options                                                                                                  11
        Employment Agreements                                                                                          12
Certain Relationships and Related Transactions                                                                         13
Stock Ownership                                                                                                        14
Additional Information
        Submission of Stockholder Proposals                                                                            15
        Proxy Solicitation Costs                                                                                       15
        Section 16(a) Beneficial Ownership Reporting Compliance                                                        15
APPENDIX A - Audit Committee Charter                                                                                   16



In this proxy statement, the terms "KPCG," "we," "us" and "our" refer to Kupper Parker Communications, Incorporated.

A copy of KPCG's Annual Report on Form 10-K for fiscal 2001 as filed with the Securities and Exchange Commission (without exhibits) will be furnished without charge upon the written request of any stockholder entitled to vote at the meeting directed to the attention of John J. Rezich, Secretary, at KPCG's principal executive offices at 8301 Maryland Avenue, St. Louis, Missouri, 63105.

                   KUPPER PARKER COMMUNICATIONS, INCORPORATED
                                 PROXY STATEMENT
                                FEBRUARY 22, 2002

           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 27, 2002



     QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

WHY AM I RECEIVING THESE MATERIALS?

The Board of Directors of Kupper Parker Communications Incorporated ("KPCG") is providing these proxy materials to you and soliciting your proxy in connection with KPCG's annual meeting of stockholders to be held on March 27, 2002, beginning at 11:30 a.m. central time, in the Main Conference Room of Kupper Parker Communications, Inc., 8301 Maryland Avenue, St. Louis, Missouri, 63105, and at any postponements or adjournments thereof. You are invited to attend the meeting and are requested to vote on the proposals described in this proxy statement.

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

At KPCG's annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, namely the election of directors and ratification of the appointment of KPCG's independent auditors. In addition, KPCG's management will report on performance during fiscal 2001 and respond to questions from stockholders.

WHO IS ENTITLED TO VOTE?

Only stockholders at the close of business on the record date, February 22, 2002, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. You are a "stockholder of record" if you hold your stock directly in your own name. You are a "street-name" stockholder if you hold your stock indirectly in the name of a bank, broker or other nominee and they will send you voting instructions. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon. A list of stockholders of record will be available for examination for any purpose relevant to the annual meeting at Kupper Parker's headquarters at 8301 Maryland Avenue, St. Louis, Missouri, during regular business hours for the ten days prior to the annual meeting and at the annual meeting.

WHAT CONSTITUTES A QUORUM?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding and entitled to vote on the record date will constitute a quorum, and will therefore permit the conduct of business at the meeting. As of the record date 6,026,531 shares of KPCG common stock were outstanding. Abstentions count toward the quorum.

HOW DO I VOTE?

If you hold your stock as a stockholder of record, you can vote in person at the annual meeting or you can vote by mail. If you are a street-name stockholder, you will receive instructions from your bank, broker or other nominee describing how to vote your stock. The enclosed proxy card contains instructions for mail voting. Whichever method you use, your stock will be voted as you direct.

MAY I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

Yes. You may change your proxy instructions at any time prior to the vote at the annual meeting. If you are a stockholder of record you may accomplish this by filing with the Secretary of KPCG either a notice of revocation or a duly executed proxy bearing a later date. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request or vote in person at the meeting. For shares held in street-name you may change or revise your proxy instructions by submitting new voting instructions to your bank, broker or other nominee.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

If you sign and return your proxy card but do not complete it by giving instructions as to how to vote, proxy holders named on the proxy card will vote your shares in accordance with the recommendations of the Board of Directors. The Board's recommendations, along with a description of each item, are set forth in this proxy statement. In summary, the Board recommends a vote:

FOR election of the nominated slate of directors (see page 5);

FOR ratification of the appointment of Arthur Andersen LLP as KPCG's independent auditors (see page 7), and

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked to withhold authority with respect to any nominee will not affect the vote on the election of that nominee, although it will be counted for purposes of determining whether there is a quorum. There is no cumulative voting as to any matter, including the election of directors.

Other Items. The ratification of the appointment of Arthur Andersen LLP requires the affirmative vote of the holders of a majority of the shares present either in person or by proxy and entitled to vote on that matter. A properly executed proxy marked "Abstain" with respect to this matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a vote against the proposal.

If you are a street-name stockholder, NASD rules permit your broker to exercise voting discretion with respect to certain "routine" matters. Thus, if you do not give your broker specific instructions, your shares may be voted on "routine" matters but will not be voted on "non-routine" matters. Broker non-votes will not be counted in determining the number of shares necessary for approval of any proposal for this meeting. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum. The election of directors and the appointment of independent auditors are considered "routine" matters under the relevant NASD rules, so there will not be any broker non-votes with respect to those matters.

                           PROPOSALS TO BE VOTED UPON

PROPOSAL 1--ELECTION OF DIRECTORS

The Directors of our company are divided into two classes and hold office until the second succeeding Annual Meeting of Stockholders following the election of their respective class and the qualification of their successors. Mr. Rezich, Mr. Roberts and Mr. Saitz constitute the class of Directors whose terms expire in 2003. Mr. Kupper, Ms. De Hahn, Mr. Greenstone and Mr. Kling constitute the class of Directors whose terms expire in 2002. In anticipation of his retirement in September 2002, Mr. Greenstone has decided not to stand for election as a Director of our company.

There are 4 nominees for election to the Board this year. Mr. Kupper, Ms. De Hahn and Mr. Kling have served as directors since the merger of Kupper Parker Communications, Incorporated and Greenstone Roberts Advertising, Inc on September 29, 2000 (the "Merger"). Mr. Santry has served as an executive officer of Christopher Thomas Associates, Inc. for over five years. If any nominee is unable to accept nomination or election, which the Board of Directors has no reason to anticipate will occur, shares represented by proxies will be voted for the election of such other person as the Board of Directors may recommend unless the Board of Directors chooses to reduce the number of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION TO THE BOARD OF EACH OF THE NOMINEES DESCRIBED BELOW.

The following tables sets forth certain information with respect to our executive officers and directors as of January 23, 2002.

--------------------------------------------------------------------------------------------------------------------
           NAME                  AGE                                     POSITION(S)
--------------------------------------------------------------------------------------------------------------------
Bruce Kupper                      49       Chief Executive Officer, President and Chairman of the Board
--------------------------------------------------------------------------------------------------------------------
Mary De Hahn                      52       Chief Operating Officer and Director
--------------------------------------------------------------------------------------------------------------------
John Rezich                       46       Chief Financial Officer, Treasurer, Secretary and Director
--------------------------------------------------------------------------------------------------------------------
Ronald Greenstone                 61       Chief Executive Officer of Long Island Operations and Director
--------------------------------------------------------------------------------------------------------------------
Gary Roberts                      63       President of Long Island Operations and Director
--------------------------------------------------------------------------------------------------------------------
S. Lee Kling                      72       Director
--------------------------------------------------------------------------------------------------------------------
James Saitz                       52       Director
--------------------------------------------------------------------------------------------------------------------
Chris Santry                      53       President, KPC East
--------------------------------------------------------------------------------------------------------------------

Bruce Kupper has served as our Chief Executive Officer, President and Chairman of the Board since the Merger. Prior to that time he served in the same capacities for Kupper Parker Communications, Incorporated (1993 - 2000) and its predecessor, Kupper Advertising, Inc. (1978 - 1993). Prior to that time, Mr. Kupper worked as an account executive for Young & Rubicam where he was named Young & Rubicam's 1977 National Account Executive of the Year.

Mary De Hahn has served as Chief Operating Officer and as a Director of our company since the Merger. Prior to that time she served in the similar executive capacities for Kupper Parker Communications, Incorporated (1993 - 2000) and its predecessor, Kupper Advertising, Inc. (1988 - 1993). Before joining Kupper Advertising, Inc., Ms. De Hahn served as senior vice president of marketing for Landmark Bancshares Corporation, a bank holding company in St. Louis, Missouri and executive director of the Missouri Arts Council.

John Rezich has served as Chief Financial Officer and a Director of our company since the Merger. Prior to that time he served in the same capacities for Kupper Parker Communications, Incorporated from May 2000 to September 2000. Mr. Rezich joined Kupper Parker Communications, Incorporated in October 1999 as Executive Vice President, Mergers and Acquisitions. From 1985 to March 1999, Mr. Rezich served in various executive financial positions for True North Communications, Inc., a publicly held marketing communications company.

Ronald Greenstone has been a Director of our company since 1972. Prior to the Merger, Mr. Greenstone had been Chairman of the Board of Directors, Chief Executive Officer and a Director of our company for a period of more than five years. Mr. Greenstone founded Greenstone Roberts Advertising, Inc. in 1972.

Gary Roberts has been a Director of our company since February 1989. Prior to the Merger, Mr. Roberts had been President of our company for a period of more than five years. Mr. Roberts joined Greenstone Roberts Advertising, Inc. in 1988. Prior to that time he served in various executive capacities for Slater Hanft Martin (a New York, New York advertising agency) and Wells Rich Greene (a New York, New York advertising agency).

S. Lee Kling has been a Director of our company since the Merger. Prior to that time, Mr. Kling served as an advisory director to Kupper Parker Communications,

Incorporated for a period of more than five years. He has served since 1991 as Chairman of the Board of Kling Rechter & Company, a merchant banking company which works in partnership with First Chicago Equity Capital Corp., and served as Vice Chairman of Willis Corroon Corp. of Missouri until July 2000. Mr. Kling served as Chairman of the Board of Landmark Bancshares Corporation, a bank holding company in St. Louis, Missouri ("Landmark"), until December 1991 when the company merged with Magna Group, Inc. He had served in such capacity with Landmark since 1974 and had also served as Chief Executive Officer of Landmark from 1974 through October 1990 except for the period from May 1978 to January 1979 when he served as Assistant Special Counselor on Inflation for the White House and Deputy for Ambassador Robert S. Strauss. Mr. Kling serves on the Boards of Directors of Falcon Products, Co. (a furniture and fixtures manufacturer), Top Air Manufacturing Inc. (a manufacturer of agricultural equipment), National Beverage Corp. (a beverage manufacturer), Electro Rent Corporation (an electronic equipment rental company), Engineered Support Systems, Inc. (a product manufacturer in the defense industry), Learn2.com (an internet based learning service provider), and Bernard Chaus, Inc. (a company that designs, arranges for the manufacture of and markets an extensive range of women's career and casual sportswear), all of which are public companies.

James Saitz has been a Director of our company since the Merger. Prior to that time, Mr. Saitz served as an advisory director to Kupper Parker Communications, Incorporated for a period of more than five years. Mr. Saitz is the Chairman and Chief Executive Officer of Trustcorp Financial, Inc. (1994 - present), a commercial bank holding company, and is the Chairman and Chief Executive Officer of Missouri State Bank (1994 - present), a commercial bank.

Christopher Santry became an executive officer of our company on October 5, 2001, the day we purchased Christopher Thomas Associates, Inc. Prior to that day, Mr. Santry had been an executive officer, director and shareholder of Christopher Thomas Associates, Inc. for a period of more than five years.

There are no family relationships among any of our officers or directors.

PROPOSAL 2--APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has selected Arthur Andersen LLP as auditors of KPCG for fiscal 2002. This firm of independent public accountants has served KPCG in this capacity for fiscal 2000. A representative of Arthur Andersen LLP is expected to be present at the annual meeting and will have the opportunity to make a statement and will also be available to respond to appropriate questions.

Effective December 21, 2000, as a result of the Merger, our Board of Directors appointed Arthur Andersen LLP as our auditors for the year ended October 31, 2000. Arthur Andersen LLP had been the auditor of Kupper Parker Communications, Incorporated, the Missouri corporation that we acquired in a transaction that has been accounted for as a reverse acquisition. During our two most recent fiscal years and subsequent interim periods, there have occurred none of the "reportable events" listed in Item 304(a)(1)(iv)(A-D) of Regulation S-B.

During fiscal 2002, we paid the following fees to Arthur Andersen LLP:

------------------------------------------------------------------------------------------------------------------------
Audit                                                                                                          $ 65,500
------------------------------------------------------------------------------------------------------------------------
Financial information systems design and development                                                                 --
------------------------------------------------------------------------------------------------------------------------
All other fees:
------------------------------------------------------------------------------------------------------------------------
        Audit-related fees (1)                                                                                   27,100
------------------------------------------------------------------------------------------------------------------------
        Other fees (2)                                                                                           31,250
------------------------------------------------------------------------------------------------------------------------
Total                                                                                                          $123,850
------------------------------------------------------------------------------------------------------------------------

         1. Audit-related fees include accounting consultation, assistance with registration statements and consents.
         2.       Other fees represent tax services.

KPCG's Audit Committee has received the written disclosure and the letter from Arthur Andersen LLP required by Independence Standards Board Standard No. 1, as currently in effect, and has discussed with Arthur Andersen LLP their independence.

The Board of Directors recommends a vote FOR the appointment of Arthur Andersen LLP as auditors for 2002.

OTHER BUSINESS

As of the date of this proxy statement, KPCG has no knowledge of any other business that will be presented at the annual meeting. If any other business should properly be brought before the annual meeting or any postponements or adjournments thereof, the proxy holders will vote as recommended by the Board of Directors, or, if no recommendation is given, at their own discretion.

                        BOARD STRUCTURE AND COMPENSATION

BOARD AND COMMITTEE INFORMATION

The Board of Directors met four times during fiscal 2001.

We have established an Audit Committee, a Compensation Committee, a Stock Option Plan Committee, and an Executive Committee for our Board of Directors.

The Audit Committee is composed of two independent directors, currently Mr. Saitz and Mr. Kling. The Audit Committee reports to our board of directors regarding the appointment of our independent public accountants, the scope and fees of prospective annual audits and the results thereof, compliance with our accounting and financial policies and management's procedures and policies relative to the adequacy of our internal accounting controls. The Audit Committee has met one time during fiscal 2001. The members of the Audit Committee meet the independence standards of Rule 4200 (a)(14) of the National Association of Securities Dealers' listing standards.

The Compensation Committee is composed of two independent directors, currently Mr. Saitz and Mr. Kling, who make determinations regarding the compensation of our executive officers. No interlocking relationships exist between our board of directors and the board of directors or Compensation Committee of any other company, nor has any such interlocking relationship existed in the past. The Compensation Committee has met one time during fiscal 2001.

The Stock Option Plan Committee is composed of two independent directors, currently Mr. Saitz and Mr. Kling, who make determinations regarding the administration of our Option Plan, including the determination of stock option grants made under the plan. The Stock Option Committee has met in January 2002 to approve the issuance of 213,000 stock options to our employees.

The Executive Committee is composed of Mr. Kupper, Ms. De Hahn and Mr. Kling. The duties of the Executive Committee are to exercise all functions of our Board of Directors in the intervals between regular meetings of the Board of Directors. The Executive Committee has not met since the Merger.

AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act or the Exchange Act that might incorporate this Proxy Statement or future filings with the SEC, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

Membership and Role of the Audit Committee - The Audit Committee consists of the following members of the Board of Directors: James Saitz and S. Lee Kling. Both members of the Audit Committee are independent as defined under the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors which is included in this proxy as Appendix A.

The primary function of the Audit Committee is to provide advice with respect to the Company's financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing (i) the financial reports and other financial information which will be provided by the Company to any governmental body or the public, (ii) the Company's systems of internal controls that management and the Board of Directors have established and (iii) the Company's auditing, accounting and financial reporting processes generally.

The Audit Committee's primary duties and responsibilities are to: i) serve as an independent and objective party to monitor the Company's financial reporting process and internal control system, ii) review and appraise the audit efforts of the Company's independent accountants and iii) provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

Review of the Company's Audited Financial Statements for the Fiscal Year ended October 31, 2001 - The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended October 31, 2001 with the Company's management. The Audit Committee has discussed with Arthur

Andersen LLP, the Company's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committee). The Audit Committee has also received the written disclosures and the letter from Arthur Andersen LLP required by Independence Standards Board No. 1 (Independent Discussion with Audit Committees) and the Audit Committee has discussed with Arthur Andersen LLP the latter's independence. Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended October 31, 2001 for filing with the SEC.

James Saitz
S. Lee Kling

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has furnished the following report on executive compensation:

The fundamental philosophy of the Company's executive compensation program is to offer competitive compensation opportunities that are based on each individual executive officer's contribution and personal performance. The compensation of the Company's executive officers is reviewed and approved by the Compensation Committee which utilizes compensation analyses for similar type and size agencies provided by the industry trade associations to ensure that the compensation is both reasonable and competitive, and also is directly linked to the Company's financial performance and shareholder interest.

There are three elements in the Company's executive compensation program, as determined by individual and corporate performance.

Base salary compensation is determined by the potential impact of the individual on the Company's performance, the skill and experience required by the job, and the performance and potential of the incumbent in the job. Annual incentive compensation is based on corporate operating earnings. Long-term incentive compensation consists of eligibility under the Option Plan. Stock option grants are awarded based on individual and Company performance.

KPCG's Executive Officers also maintain a significant long-term stock ownership position in the Company's Common Stock. This ownership position creates a strong linkage between the Company's management and its shareholders' interests.
During fiscal 2002, we have met one time to review the annual compensation of KPCG's Executive Officers.

S. Lee Kling
James Saitz

BOARD COMPENSATION

Employee directors receive no compensation for their service on the Board of Directors or committees thereof. Non-employee directors are paid an annual retainer of $10,000 for their services. Both employee and non-employee directors are also eligible for stock option grants under our Stock Option Plan.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation received, for each of the last three fiscal years, for services rendered to us by our Chief Executive Officer and each of our other most highly compensated executive officers during the fiscal year ended October 31, 2001 whose total compensation equaled or exceeded $100,000.

                                      Annual Compensation                         Long-term Compensation
------------------------------------------------------------------------------------------------------------------
                                                          Other      Restricted   Securities
   Name and Principal                                     Annual       Stock      Underlying      LTIP   All Other
        Position           Year    Salary     Bonus        Comp. (1)    Awards   Options/SAR's   Payouts  Comp. (2)
------------------------------------------------------------------------------------------------------------------
Bruce Kupper (4)           2001    298,062         --         --         --             --         --          --
------------------------------------------------------------------------------------------------------------------
     CEO                   2000    288,000    317,750         --         --             --         --          --
------------------------------------------------------------------------------------------------------------------
                           1999    288,000    485,000      1,500         --             --         --          --
------------------------------------------------------------------------------------------------------------------
Mary De Hahn (4)           2001    155,030         --         --         --             --         --          --
------------------------------------------------------------------------------------------------------------------
      COO                  2000    170,000     90,000         --         --             --         --       9,323
------------------------------------------------------------------------------------------------------------------
                           1999    120,000    145,500      1,500         --             --         --      14,336
------------------------------------------------------------------------------------------------------------------
John Rezich (3) (4)        2001    145,030         --         --         --             --         --          --
------------------------------------------------------------------------------------------------------------------
     CFO                   2000    120,000     20,000         --         --             --         --          --
------------------------------------------------------------------------------------------------------------------
                           1999     22,615         --         --         --             --         --          --
------------------------------------------------------------------------------------------------------------------
Ronald Greenstone          2001    213,346         --         --         --             --         --          --
------------------------------------------------------------------------------------------------------------------
      Director             2000    247,083         --         --         --             --         --       1,575
------------------------------------------------------------------------------------------------------------------
                           1999    264,583         --         --         --             --         --       1,500
------------------------------------------------------------------------------------------------------------------
Gary Roberts               2001    238,154         --         --         --             --         --          --
------------------------------------------------------------------------------------------------------------------
      Director             2000    226,250         --         --         --             --         --       1,575
------------------------------------------------------------------------------------------------------------------
                           1999    225,000         --         --         --             --         --       1,500
------------------------------------------------------------------------------------------------------------------

         1. Amounts shown in this column are for cash payments for attendance at KPCG's Board of Directors' meetings.
         2. Amounts shown in this column are for company contributions to KPCG's ESOP and 401K plans on behalf of the named Executive.
         3.       Mr. Rezich commenced employment in October 1999.
         4. Includes compensation received from Kupper Parker Communications, Incorporated prior to the Merger.


YEAR 2001 STOCK OPTION GRANTS TO EXECUTIVE OFFICERS

On October 5, 2001, we granted Mr. Santry 50,000 stock options at a price of $1.05 per share. These stock options fully vest on October 5, 2002 and have an expiration date of October 5, 2007. We did not grant any other stock options to executive employees during 2001. Assuming compound annual appreciation rates of 5% and 10% over the five-year life of this option, the aggregate potential realizable values of this option are $14,505 and $32,052, respectively.

On January 9, 2002, we granted stock options of 50,000, 25,000, 25,000, 10,000 and 10,000 to Mr. Kupper, Ms. De Hahn, Mr. Rezich, Mr. Kling and Mr. Saitz, respectively, at a price of $0.71 per share. These stock options fully vest on January 9, 2003 and have an expiration date of January 9, 2008.

During 2001, our executive officers did not exercise any of their various stock option grants.

The following table sets forth unexercised stock options held by each of our Executive Officers as of October 31, 2001:

------------------------------------------------------------------------------------------------------------------
                                            Number of Securities Underlying   Value of Unexercised In-the-Money
                                            Unexercised Options/SAR's as of            Options/SAR's as
                                                   October 31, 2001                of October 31, 2001 (1)
------------------------------------------------------------------------------------------------------------------
                                           Exercisable       Unexercisable      Exercisable       Unexercisable
------------------------------------------------------------------------------------------------------------------
Bruce Kupper (2)                              141,700                 --          $141,674                --
------------------------------------------------------------------------------------------------------------------
Ronald Greenstone                              43,750                 --                --                --
------------------------------------------------------------------------------------------------------------------
Gary Roberts                                   15,000                 --                --                --
------------------------------------------------------------------------------------------------------------------
Christopher Santry                                 --             50,000                --                --
------------------------------------------------------------------------------------------------------------------

         1. Calculated by determining the difference between the exercise price and the deemed fair value of the securities underlying the options at October 31, 2001.
         2. Does not include the 50,000 stock options issued to Mr. Kupper on January 9, 2002 at a price of $0.71 per share.

EMPLOYMENT AGREEMENTS

Effective January 1, 2002 we entered into a two-year employment agreement with Mr. Kupper. Mr. Kupper's Employment Agreement provides for an initial base salary of $360,000 per year, annual raises of 4%, and incentive compensation in accordance with KPCG's Executive Compensation Program. Mr. Kupper is also eligible to receive stock options and to participate in certain fringe benefits and in KPCG's employee benefit plans generally available to senior executives. The terms of this agreement provide that Mr. Kupper will become a consultant to KPCG for the two-year period immediately following the expiration of the term of his employment, as extended, if applicable. During this consulting period, Mr. Kupper will receive annual compensation equal to 75% of the average of his annual base salary over the last three full calendar years of his employment. This consulting arrangement will also apply if Mr. Kupper resigns prior to the scheduled expiration of the term of his employment, subject to a reduction in the annual compensation based on vesting over a five-year period commencing January 1, 2002.

Mr. Kupper's Employment Agreement provides that, in the event of termination of employment by KPCG or by Mr. Kupper after the occurrence of one or more specified events (none of which have occurred to date) (a "Qualifying Termination"), Mr. Kupper would be entitled to receive his base salary, incentive compensation and certain continuing benefits for two years and the annual consulting compensation described above for the following two years. This employment agreement provides that, upon a Qualifying Termination, each stock option granted after January 1, 2002 and then held by

Mr. Kupper shall be fully vested and exercisable in full for up to three years (but not beyond ten years after the date of grant of such option). Mr. Kupper's Employment Agreement also contains a provision prohibiting him from engaging in certain competitive activities with KPCG during his employment and during any severance and/or consulting period.

Effective June 1, 2001, we amended Mr. Kupper's employment agreement to reduce his base pay from $360,000 to $252,000. At the same time Ms. De Hahn and Mr. Rezich accepted voluntary annual base pay reductions from $180,000 to $126,000.

In September 2000, in connection with the Merger, we entered into a two-year employment agreement with Mr. Greenstone providing for an annual base salary of $215,000. Pursuant to this employment agreement, if we terminate Mr. Greenstone's employment without cause, or if we are unable to enter into a mutually agreeable written renewal employment agreement for a term of not less than one year prior to the expiration of the initial employment agreement, we are obligated to pay Mr. Greenstone all amounts owed under the initial employment agreement and a lump-sum payment of $250,000.

In September 2000, in connection with the Merger, we entered into a two-year employment agreement with Mr. Roberts providing for an annual base salary of $240,000. Pursuant to this employment agreement, if we terminate Mr. Roberts' employment without cause, or if we are unable to enter into a mutually agreeable written renewal employment agreement for a term of not less than one year prior to the expiration of the initial employment agreement, we are obligated to pay Mr. Roberts all amounts owed under the initial employment agreement and a lump-sum payment of $225,000.

In October 2001, in connection with the acquisition of Christopher Thomas Associates, Inc., we entered into a two-year employment agreement with Mr. Santry providing for an annual base salary of $200,000, an annual stock option grant of at least 50,000 shares, and an annual cash bonus equal to three percent of the revenues of Christopher Thomas Associates, Inc. in excess of $4,500,000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Mr. Saitz, a member of our Board of Directors, is the Chairman and Chief Executive Officer of Missouri State Bank, a commercial bank. This firm provided us with commercial banking services during 2001 and is expected to provide us with similar services during 2002. In addition, we provided certain advertising and other communications services to Missouri State Bank. We believe that all of the transactions between our company and Missouri State Bank were made on terms no less favorable than those that either party could have obtained from unaffiliated third parties.

Mr. Kling, a member of our Board of Directors, is a Managing Consultant of Lockton Companies, an insurance brokerage and advisor. This firm provided us with insurance brokerage services during 2001 and is expected to provide us with similar services during 2002. We believe that all of the transactions between our company and Lockton Companies were made on terms no less favorable than those that either party could have obtained from unaffiliated third parties.

                                 STOCK OWNERSHIP

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of January 23, 2002 for:

1. Each person or entity who is known by us to beneficially own five percent or more of the outstanding shares of our common stock;

2.  Each director;

3.  Each executive officer; and

4.  All directors and executive officers of KPCG as a group.

-------------------------------------------------------------------------------------------------------------------
                                                        NUMBER OF SHARES
NAME OF BENEFICIAL OWNER                                BENEFICIALLY OWNED                         PERCENT OF CLASS
-------------------------------------------------------------------------------------------------------------------
Bruce Kupper                                                1,666,100  (1)                              25.43
-------------------------------------------------------------------------------------------------------------------
Mary De Hahn                                                  326,020  (2)                               4.98
-------------------------------------------------------------------------------------------------------------------
John Rezich                                                   188,500  (3)                               2.88
-------------------------------------------------------------------------------------------------------------------
Ronald Greenstone                                             223,287  (4)                               3.41
-------------------------------------------------------------------------------------------------------------------
Gary Roberts                                                   72,708  (5)                               1.11
-------------------------------------------------------------------------------------------------------------------
S. Lee Kling                                                   15,000  (6)                               0.23
-------------------------------------------------------------------------------------------------------------------
James Saitz                                                    10,000  (7)                               0.15
-------------------------------------------------------------------------------------------------------------------
Chris Santry                                                   68,500  (8)                               1.05
-------------------------------------------------------------------------------------------------------------------
All Directors and Executive Officers
as a Group                                                  2,570,115                                   39.23
-------------------------------------------------------------------------------------------------------------------

        1. Includes 191,700 shares of Common Stock that the holder has the right to acquire within one year upon exercise of the related options granted by our company.
        2. Includes 25,000 shares of Common Stock that the holder has the right to acquire within one year upon exercise of the related options granted by our company.
        3. Includes 25,000 shares of Common Stock that the holder has the right to acquire within one year upon exercise of the related options granted by our company.
        4. Includes 43,750 shares of Common Stock that the holder has the right to acquire within one year upon exercise of the related options granted by our company.
        5. Includes 15,000 shares of Common Stock that the holder has the right to acquire within one year upon exercise of the related options granted by our company.
        6. Includes 10,000 shares of Common Stock that the holder has the right to acquire within one year upon exercise of the related options granted by our company.
        7. Includes 10,000 shares of Common Stock that the holder has the right to acquire within one year upon exercise of the related options granted by our company.
        8. Includes 50,000 shares of Common Stock that the holder has the right to acquire within one year upon exercise of the related options granted by our company.

Mr. Kupper, Ms. De Hahn, and Mr. Rezich obtained their shares in connection with the Merger which could be deemed to effect a change of control of KPCG.

                             ADDITIONAL INFORMATION

SUBMISSION OF STOCKHOLDER PROPOSALS

KPCG's bylaws provide, in general, that to be considered for presentation at the 2003 annual meeting of stockholders, although not included in the proxy statement, proposals of stockholders must be received in writing by KPCG at least 60 days but no more than 90 days before the date of the annual meeting; provided that, in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to the stockholders, notice by the stockholder to be timely must be received no later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever is earlier. Notice of stockholder proposals should be sent to the Secretary, Kupper Parker Communications Incorporated, 8301 Maryland Avenue, St. Louis, Missouri 63105. Proposals of stockholders intended for presentation and for inclusion in the proxy statement for the 2003 annual meeting must be received by KPCG at the address listed above not later than October 15, 2002.

PROXY SOLICITATION COSTS

This solicitation of proxies is being made on behalf of the Board of Directors. Such solicitation of proxies normally will be made by mail. Employees of KPCG may also solicit proxies by telephone or personal contact, but at no additional compensation. Bankers, brokers and others holding common stock in their names or in the names of nominees will be reimbursed for reasonable expenses incurred in sending proxies and proxy material to the beneficial owners of such shares. KPCG has retained American Stock Transfer & Trust Company to aid in the solicitation of proxies from its stockholders. The fees of such firm are estimated to be $5,000, plus reimbursement of out-of-pocket expenses. The total cost of solicitation of proxies will be borne by KPCG.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder require that directors, officers and beneficial owners of more than 10% of the common stock file certain reports regarding their beneficial ownership of common stock with the Securities and Exchange Commission. All such required reports were timely filed during and for 2001. Mr. Kupper's Form 4 for the month of January 2002 was filed on February 14, 2002.

By order of the Board of Directors,

John J. Rezich
Secretary
Dated: February 22, 2002

                                                                      APPENDIX A


                        KUPPER PARKER COMMUNICATIONS INC.

                             AUDIT COMMITTEE CHARTER



COMMITTEE RESPONSIBILITIES

The Audit Committee of Kupper Parker Communications Inc.'s Board of Director's is responsible for oversight of the company's financial reporting and internal controls. Specific responsibilities include:

    - Selecting, evaluating, and replacing the independent public auditors that perform the audit of the annual financial statements included within the Company's Annual Report to Shareholders.

    - Ensuring receipt from the independent auditors of a written statement regarding relationships and services, which may affect objectivity and independence. Discuss any relevant matters with the independent auditors and recommend that the full board take appropriate action to address the auditor's independence issues, which may come to the Committee's attention.

    - Reviewing the audit plans and audit scopes of the internal audit staff and the Company's independent auditors.

    - Reviewing and advising management and the Board on the adequacy of the Company's internal controls and financial reporting based upon the reports of management, the Company's internal audit staff, and its independent public accountants.

    - The Committee or its Chairman will review interim results with a company financial officer and the independent auditors prior to the public announcement of financial results and the filing of SEC Form 10-QSB.

    - Providing in the annual proxy statement a report of the Committee's findings as a result of its oversight responsibilities.

COMMITTEE MEMBERSHIP

The membership of the Committee will be:

    -   appointed by the Board of Directors.

    - comprised of independent directors as defined by the applicable regulatory authorities.

    - consist of at least two members; each of whom is financially literate or becomes financially literate within a reasonable period of time after appointment, and at least one of which has accounting or related financial expertise. Financial literacy and financial expertise will be as defined by the applicable regulatory authorities.

COMMITTEE MEETINGS

Meetings will be held as required, but no less than three times per year. Minutes will be recorded and reports of committee meetings will be presented at the next Board of Director's meeting.

COMMITTEE CHARTER REVIEW AND APPROVAL

This Audit Committee Charter will be reviewed and approved by the Board of Directors annually and will be included in the proxy at least every three years.

                                      PROXY
                    KUPPER PARKER COMMUNICATIONS INCORPORATED
                 ANNUAL MEETING OF SHAREHOLDERS, MARCH 27, 2002
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned hereby appoints Bruce Kupper and John Rezich, or either of them, proxy, with full power of substitution, to vote all shares of KUPPER PARKER COMMUNICATIONS INCORPORATED which the undersigned is entitled to vote at the Company's Annual Meeting to be held in the Company's main conference room, Kupper Parker Communications, Incorporated, 8301 Maryland Avenue, St. Louis, Missouri, 63105, on March 27, 2002 at 11:30 o'clock in the morning, St. Louis time, and at any adjournment thereof, hereby ratifying all that said proxy or his substitute may do so by virtue hereof, and the undersigned authorizes and instructs said proxy to vote as follows:

1.  ELECTION OF DIRECTORS: To elect the nominees below for a term of two years.

    [ ] FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)

    [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

(INSTRUCTION: to withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

                                  Bruce Kupper
                                  Mary De Hahn
                                  S. Lee Kling
                                  Chris Santry

2. APPOINTMENT OF INDEPENDENT AUDITORS: To approve the appointment of Arthur Andersen LLP as auditors for 2002.

    [ ] FOR                        [ ] AGAINST                   [ ] ABSTAIN

3. In their discretion, upon any other matters which may properly come before the meeting or any adjournments thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for all nominees listed in proposal 1; and, for proposal 2 to ratify the appointment of Arthur Andersen LLP as auditors for 2002. If other business is presented at the annual meeting, this proxy will be voted on those matters in accordance with the best judgment of the named proxies. The Board of Directors recommends a vote FOR items 1 and 2.

         Receipt of the Notice of Annual Meeting and Proxy Statement and of the Annual Report on Form 10-KSB without exhibits of the Company preceding or accompanying the same is hereby acknowledged.

                                   Dated_____________________________, 2002

                                   __________________________________ (L.S.)
                                   (Signature of Shareholder)

                                   __________________________________ (L.S.)
                                   (Signature of Shareholder)

                                   Your signature should appear the
                                   same as your name appears hereon. If
                                   signing as attorney, executor,
                                   administrator, trustee or guardian,
                                   please indicate the capacity in
                                   which signing. When signing as joint
                                   tenants, all parties to the joint
                                   tenancy must sign. When proxy is
                                   given by a corporation it should be
                                   signed by an authorized officer.

                                   PLEASE DATE, SIGN AND RETURN THIS PROXY
                                   PROMPTLY USING THE ENCLOSED ENVELOPE.